Prime Credit Card Master Trust					11-Jul-03
					09:43 AM
Settlement Statement
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Distribution Date:					15-Jul-03

Monthly Period:		June, 2003
		01-Jun-03
		05-Jul-03

(i) Collections					$459,324,560
Finance Charge					53,554,972
Principal					405,769,588

(ii) Investor Percentage - Principal Collections					05-Jul-03

	Series 2000-1				24.6%
	A				20.7%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.6%
	A				20.7%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Jul-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Jul-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Jul-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,574,774.26
	A				$3,002,750.32
	B				286,011.97
	C				286,011.97

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			05-Jul-03		$2,031,359,551.75
Principal Receivables in Trust					$1,937,470,113.27

(xii) Invested Amount			05-Jul-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					10.751%
Finance Charge Receivables Factor					4.622%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			90.22%	$1,732,209,493
	30 days			4.65%	$89,356,070
	60 days			1.49%	$28,595,228
	90 days			0.95%	$18,308,650
	120 days			0.78%	$14,897,891
	150 days			0.70%	$13,499,325
	180 days+			1.21%	$23,253,604
	Total			100.00%	$1,920,120,262

	Balance in Principal Funding Account			5-Jul-03	$0

Last Updated on 7/15/03
By Federated User